               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                           FORM 8-K

                        CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 17, 1994




                    LITTON INDUSTRIES, INC.
    (Exact name of registrant as specified in its charter)




            Delaware              1-3998              95-1775499
         (State or other       (Commission          (IRS Employer
         jurisdiction of       File Number)        Identification No.)
          incorporation)





      360 North Crescent Drive, Beverly Hills, California   90210
           (Address of principal executive offices)       (Zip Code)




Registrant's telephone number, including area code:  (310) 859-5000

                      Exhibit Index appears on Page 3

Item 2.  Acquisition or Disposition of Assets
- - - - - - - - - - - - - - - - - - - - - - - -

On March 17, 1994, Litton Industries, Inc. (the "Registrant", "Litton" or the "Company") distributed all of the issued and outstanding shares of Common stock, par value $1.00 per share, of its wholly-owned subsidiary Western Atlas Inc., a Delaware corporation ("WAI"). The distribution ("Distribution") was made in the form of a dividend to holders of record of Litton Common stock at the close of business on March 14, 1994. Litton shareholders of record are entitled to receive one share of WAI Common stock for each share of Litton Common stock owned.

The Registrant retains its defense/electronics and marine operations and interconnect products businesses, but no longer holds an interest in either the oilfield information services or industrial automation systems businesses. As a result of the Distribution, WAI is now an independent publicly-owned company.

In connection with the Distribution, the Registrant and WAI entered into a number of agreements including a Distribution and Indemnity Agreement and a Tax Sharing Agreement, copies of which are included as exhibits hereto. Additional information concerning WAI and the Distribution is contained in WAI's Registration Statement on Form 10, as amended (File 1-12430), filed under the Securities Exchange Act of 1934.

On March 17, 1994, Paul Bancroft, III, William C. Edwards and Steven B. Sample resigned as members of Litton's Board of Directors to become members of WAI's Board of Directors. On March 17, 1994, John M. Leonis, President and Chief Executive Officer of Litton, and Rudolph E. Lang, Jr., Senior Vice President and Chief Financial Officer of Litton, became members of Litton's Board of Directors.
                                       -2-

Item 7.  Pro Forma Financial Information and Exhibits
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

(a)  Pro Forma Financial Information:

     Page Number
     - - - - - -

           5   Introduction to Pro Forma Consolidated Condensed Financial
                Information

           6   Pro Forma Consolidated Condensed Statement of Operations
                Six months ended January 31, 1994

           7   Pro Forma Consolidated Condensed Balance Sheet as of
                January 31, 1994

           9   Pro Forma Consolidated Condensed Statement of Operations
                Year ended July 31, 1993

          10   Notes to Pro Forma Consolidated Condensed Financial Information


(b)  Exhibits:

     Exhibit 99.1 Distribution and Indemnity Agreement between Litton Industries, Inc. and Western Atlas Inc. dated as of March 17, 1994

     Exhibit 99.2 Tax Sharing Agreement between Litton Industries, Inc. and Western Atlas Inc. dated as of March 17, 1994

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LITTON INDUSTRIES, INC.
                                       (Registrant)




                                       By /s/Rudolph E. Lang, Jr.
                                          - - - - - - - - - - - -
                                          Rudolph E. Lang, Jr.
                                          Senior Vice President
                                          and Chief Financial Officer


March 25, 1994

                LITTON INDUSTRIES, INC. AND SUBSIDIARY COMPANIES
     INTRODUCTION TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION



On March 4, 1994, the Company's Board of Directors declared a dividend in the form of a distribution of 100 percent of the Common stock of WAI to holders of record of Litton Common stock on March 14, 1994, payable on March 17, 1994. This transaction will be reported by Litton as a tax-free dividend for tax reporting purposes. WAI comprises the Company's former oilfield information services and industrial automation systems businesses. The Company's continuing operations are composed of the defense/electronics and marine operations and the interconnect products businesses. The Company's historical financial statements as of January 31, 1994 and for the six months then ended and as of July 31, 1993 and for the fiscal year then ended presented WAI as discontinued operations.

The following unaudited pro forma consolidated condensed statements of operations of the Company make adjustments to the historical statements of operations for the six months ended January 31, 1994 and for the fiscal year ended July 31, 1993, in order to present the consolidated results of continuing operations, as if the Distribution had occurred at the beginning of the respective periods.

The following unaudited pro forma consolidated condensed balance sheet of the Company makes adjustments to the historical balance sheet at January 31, 1994, as if the Distribution had occurred on January 31, 1994. The pro forma balance sheet gives effect to the Distribution, reimbursement by WAI to Litton for certain intercompany indebtedness and repayment by Litton of borrowings incurred in connection with certain transactions entered into by WAI (see Notes 2 and 3 of Notes to Pro Forma Consolidated Condensed Financial Information for further information).

The pro forma consolidated condensed balance sheet and statements of operations of the Company should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report to Shareholders for the fiscal year ended July 31, 1993 and the Company's Form
10-Q for the period ended January 31, 1994. The pro forma consolidated condensed financial information presented herein is for informational purposes only and may not necessarily reflect the results of operations or financial position of the Company which would have occurred had the Distribution occurred at the beginning of the financial periods presented or as of January 31, 1994, nor is the pro forma consolidated condensed financial information necessarily indicative of future results of operations or financial position of the Company.

                LITTON INDUSTRIES, INC. AND SUBSIDIARY COMPANIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JANUARY 31, 1994
           (thousands of dollars, except share and per share amounts)
                                   (unaudited)



                                                    Pro Forma
                                      Historical    Adjustment        Pro Forma
- -------------------------------------------------------------------------------

Sales and Service Revenues            $1,644,977                     $1,644,977
- -------------------------------------------------------------------------------
Costs and Expenses
  Cost of sales                        1,322,332                      1,322,332
  Selling, general and administrative    172,321      $(11,150)(1)      161,171
  Depreciation and amortization           49,277                         49,277
  Interest - net                          18,137                         18,137
- -------------------------------------------------------------------------------
  Total                                1,562,067       (11,150)       1,550,917
- -------------------------------------------------------------------------------
Earnings from Continuing Operations
 before Taxes on Income                   82,910        11,150           94,060
Taxes on Income                          (33,579)       (4,555)(1)      (38,134)
- -------------------------------------------------------------------------------
Earnings from Continuing Operations   $   49,331      $  6,595       $   55,926
===============================================================================


Earnings per Share (5):
- -----------------------
  Primary                             $     1.07                     $     1.19
  Fully Diluted                       $     1.07                     $     1.19

Shares Used in Computing Earnings
 Per Share:
- ---------------------------------
  Weighted average common shares out-
   standing (net of treasury shares)  45,611,760                     45,611,760
  Common stock equivalents                     -                      1,048,405
                                     -----------                     ----------
Total Primary Shares                  45,611,760                     46,660,165
Additional potentially dilutive
 securities:
  Stock options                                -                         37,708
                                     -----------                    -----------
Total Fully Diluted Shares            45,611,760                     46,697,873
                                     ===========                    ===========



See accompanying notes to pro forma consolidated condensed financial information.

                   LITTON INDUSTRIES, INC. AND SUBSIDIARY COMPANIES
                    PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                   JANUARY 31, 1994
                                (thousands of dollars)
                                     (unaudited)




                                                                                    Pro Forma
                                                                   Historical      Adjustments              Pro Forma
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Assets
Current Assets
  Cash and marketable securities                                   $  257,430      $   317,710  (2),(3)    $  575,140
  Inventories less progress billings                                  489,694                                 489,694
  Receivable from Western Atlas Inc.                                  567,710         (567,710) (2)                 -
  Other current assets                                                686,417                                 686,417
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Total Current Assets                                                2,001,251         (250,000)             1,751,251
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Property, Plant and Equipment - at cost                             1,502,251                               1,502,251
  Less accumulated depreciation                                      (897,415)                               (897,415)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Net Property, Plant and Equipment                                     604,836                                 604,836
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Net Assets of Western Atlas Inc. to be
 Distributed to Litton Shareholders                                   946,089         (946,089) (4)                 -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Other Non-current Assets                                              398,454                                 398,454
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Total Assets                                                       $3,950,630      $(1,196,089)            $2,754,541
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =






See accompanying notes to pro forma consolidated condensed financial information.

                LITTON INDUSTRIES, INC. AND SUBSIDIARY COMPANIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                JANUARY 31, 1994
                             (thousands of dollars)
                                  (unaudited)
                                  (continued)


                                                                                    Pro Forma
                                                                   Historical      Adjustments              Pro Forma
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Liabilities and Shareholders' Investment
Current Liabilities
  Accounts payable                                                 $  540,966                              $  540,966
  Notes payable and current portion of long-term obligations          304,901      $  (250,000) (3)            54,901
  Other current liabilities                                           614,811                                 614,811
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Total Current Liabilities                                           1,460,678         (250,000)             1,210,678
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Subordinated Debt                                                     435,805                                 435,805
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Other Long-term Liabilities                                           501,333                                 501,333
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Shareholders' Investment
  Capital stock
    Voting preferred stock - Series B                                   2,053                                   2,053
    Common stock                                                       45,718                                  45,718
  Additional paid-in capital                                          714,506         (126,290) (4)           588,216
  Retained earnings                                                   816,035         (816,035) (4)                 -
  Cumulative currency translation adjustment                          (25,498)          (3,764) (4)           (29,262)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Total Shareholders' Investment                                      1,552,814         (946,089)               606,725
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Total Liabilities and Shareholders' Investment                     $3,950,630      $(1,196,089)            $2,754,541
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =





See accompanying notes to pro forma consolidated condensed financial information.

                LITTON INDUSTRIES, INC. AND SUBSIDIARY COMPANIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1993
           (thousands of dollars, except share and per share amounts)
                                   (unaudited)



                                                     Pro Forma
                                       Historical   Adjustment      Pro Forma
- -----------------------------------------------------------------------------

Sales and Service Revenues             $3,474,158                  $3,474,158
- -----------------------------------------------------------------------------
Costs and Expenses
  Cost of sales                         2,801,485                   2,801,485
  Selling, general and administrative     354,826    $(19,483)(1)     335,343
  Depreciation and amortization           107,380                     107,380
  Interest - net                           66,101                      66,101
- -----------------------------------------------------------------------------
  Total                                 3,329,792     (19,483)      3,310,309
- -----------------------------------------------------------------------------
Earnings from Continuing Operations
 before Taxes on Income and
 Cumulative Effect of a Change in
 Accounting Principle                     144,366      19,483         163,849
Taxes on Income                           (57,025)     (7,712)(1)     (64,737)
- -----------------------------------------------------------------------------
Earnings from Continuing Operations
 before Cumulative Effect of a Change
 in Accounting Principle               $   87,341    $ 11,771      $   99,112
=============================================================================


Earnings per Share (5):
- -----------------------
  Primary                              $     2.10                  $     2.39
  Fully Diluted                        $     2.10                  $     2.39

Shares Used in Computing Earnings
 Per Share:
- ---------------------------------
  Weighted average common shares out-
   standing (net of treasury shares)   40,161,652                  40,161,652
  Common stock equivalents                998,827                     998,827
                                       ----------                  ----------
Total Primary Shares                   41,160,479                  41,160,479
Additional potentially dilutive
 securities                                     -                           -
                                       ----------                  ----------
Total Fully Diluted Shares             41,160,479                  41,160,479
                                       ==========                  ==========



See accompanying notes to pro forma consolidated condensed financial information.

                LITTON INDUSTRIES, INC. AND SUBSIDIARY COMPANIES
         NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION





(1) To reflect the allocation of corporate general and administrative costs and related tax effects attributable to WAI.

(2) To reflect the reimbursement by WAI to Litton for funds advanced for use primarily in payment of the $358 million cash portion of the purchase price of $558 million for the acquisition of Dresser Industries, Inc.'s minority interest in Western Atlas International, Inc. and in payment of the $100 million cash portion of the estimated purchase price of $190 million for the acquisition of the geophysical services business of Halliburton Company. Also includes an additional $100 million of repayment by WAI to Litton for certain other intercompany indebtedness.

(3) To reflect the repayment of short-term borrowings of $250 million obtained in connection with the transactions described in (2) above.

(4) To record the tax-free distribution of Western Atlas Inc. Common stock to Litton shareholders.

(5) Calculated based on earnings from continuing operations (and for fiscal year 1993, before the cumulative effect of a change in accounting principle) less the provision for cash dividends on preferred stock (Series B) of $410 thousand and $821 thousand for the six months ended January 31, 1994 and the fiscal year ended July 31, 1993, respectively.